SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):September 11, 2015

PROBE MANUFACTURING INC.

(Exact name of Company as specified in its charter)

Nevada	333-125678	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
150 E. Baker Street, Costa Mesa, CA 92626
(Address of principal executive offices)
Phone: (949) 273-4990
(Company’s Telephone Number) 17475 Gillette Avenue Irvine, CA 92614 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On September 11, 2015 (the “Effective Date”), Clean Energy HRS LLC (“CE HRS”), a wholly owned subsidiary of Probe Manufacturing, Inc. (together with its consolidated subsidiaries, the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with General Electric International, Inc., a Delaware corporation (“GEII”), pursuant to which the Company will acquire GEII’s Heat Recovery Solutions (“HRS”) assets, including intellectual property, patents, trademarks, machinery, equipment, tooling and fixtures.  The HRS assets will be used by the Company to manufacture and commericailize Organic Rankine Cycle (“ORC”)-based heat recovery power systems.  The ORC system comprises GEII’s proprietary Clean Cycle turbine generator system and integrated power module, together with related components, controls, power electronics, software and equipment. The Company intends to co-locate and integrate the HRS assets with the Company’s existing business accelerator business at the current HRS facility in Costa Mesa, California. As consideration for the purchase of the HRS assets, the Company entered into a promisory note with GEII with terms defined in Asset Purchase Agreement (exhibit 10.1) and assume certain liabilities of GEII related to the acquired assets. The cash portion of the purchase price will be paid pursuant to a three-year promissory note.  In connection with the Asset Purchase Agreement, the Company entered into various ancillary agreements customary for asset acquisition transactions of this type.

As part of completing the acquisition of the HRS assets pursuant to the Asset Purchase Agreement and the TCF Agreement and integration therof into our business, we intend to change our name to “Clean Energy Technologies, Inc.” to better reflect the focus of our new business and business strategies.

The foregoing summary of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is filed as Exhibit 10.1, to this Current Report on Form 8-K and which is incorporated into and made a part of this Item 1.01 by reference.

`

In connection with the Asset Purcahse Agreement transaction on September 15, 2015, CE HRS entered into a Transaction Completion and Financing Agreement (the “TCF Agreement”) withETI Partners IV LLC, a Delaware limited liability company (“ETI”), pursuant to which the Company and ETI implemented a financing facility to provide for the Company $5,000,000 in financing.  In connection with the TCF Agreement, the Company agreed to issue issue to ETI 104,910,323 shares of restricted common stock, representing 70% of the fully diluted common stock of the Company. In conjunction with the TCF Agreement, the Company also entered into a Loan, Guarantee, and Collateral Agreement (the “Loan Agreement”) and a Registration Rights Agreement with ETI.  Financing to the Company is intended to be provided pursuant to the Loan Agreement and any shares issued or issuable in connection with the financing are granted certain demand registration rights pursuant to the Registration Rights Agreement.  Pursuant to the TCF Agreement, the Company will expand its Board of Directors to 11 directors, and will allow ETI to nominate five persons to the Board of Directors.  In connection with the TCF Agreement, the Company entered into various ancillary agreements customary for investment transactions of this type.

The foregoing summary of the TCFAgreement, the Loan Agreement and the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the respective agreements, which re filed as Exhibits 10.2 and 10.3 and Exhibit 4.1 to this Current Report on Form 8-K and which are incorporated into and made a part of this Item 1.01 by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this report is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this report as relates to the issuance of restricted common stock, and is incorporated by reference into this Item 3.02.

The securities to be issued pursuant to the TCF Agreement will be offered and sold in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended and Rule 506(b) of Regulation D promulgated thereunder.

Item 5.01

 Changes In Control Of Registrant

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this report as relates to the issuance of restricted common stock, the related change of control is incorporated by reference into this Item 5.01.

Item  8.01

Other Events

In connection with the completion of the acquisition of the acquisition of the HRS assets, the Company changed its address.  The new address is:

Probe Manufacturing, Inc.

150 E. Baker Street,

Costa Mesa, CA 92626

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

4.1	Registration Rights Agreement, by and between the Registrant and ETI Partners IV LLC, dated as of September 15, 2015.*
10.1	Asset Purchase Agreement, by and between the Registrant and General Electric International, Inc., dated as of September 11, 2015.*
10.2	Transaction Completion and Financing Agreement, by and between the Company and ETI Partners IV LLC, dated as of September 15, 2015.*
10.3	Loan, Guarantee, and Collateral Agreement, by and between the Company and ETI Partners IV LLC, dated as of September 15, 2015.*

*Schedules and Exhibits are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules and exhibits to the SEC upon request; provided, however, that the Company reserves the right to request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Probe Manufacturing, Inc.

Date: September 18, 2015

By: /s/ Kambiz Mahdi

Kambiz Mahdi

Cheif Executive Officer

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

4.1	Registration Rights Agreement, by and between the Company and ETI Partners IV LLC, dated as of September 15, 2015.*
10.1	Asset Purchase Agreement, by and between the Company and General Electric International, Inc., dated as of September 11, 2015.*
10.2	Transaction Completion and Financing Agreement, by and between the Company and ETI Partners IV LLC, dated as of September 15, 2015.*
10.3	Loan, Guarantee, and Collateral Agreement, by and between the Company and ETI Partners IV LLC, dated as of September 15, 2015.*

*Schedules and Exhibits are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Regisrant agrees to furnish supplementally a copy of any omitted schedules and exhibits to the SEC upon request; provided, however, that the Company reserves the right request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.